SHAREHOLDERS' EQUITY	6 Months Ended
Jun. 30, 2014
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]
4. SHAREHOLDERS' EQUITY

During the six month period ended June 30, 2014, the Company issued 12,400,000 shares as a result of an underwritten public offering in March 2014. The offering price to the public was $9.75 per American Depositary Share, each representing one ordinary share (“ADS”), and included payment of a commission of $0.585 per ADS. Total net proceeds amounted to $113,646,000. Additional fees related to the capital raise amounted to $882,000 and decreased the net proceeds to $112,764,000.

A further 568,750 shares were issued during the six month period ended June 30, 2014 as a result of the exercise of stock options and warrants.

The total amount of shares outstanding as of June 30, 2014 amounted to 38,581,300.